Exhibit 99.1
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

     The following unaudited pro forma condensed combined financial information (the "Unaudited Pro Forma Information") gives effect to the Merger under the pooling of interests method of accounting. The Unaudited Pro Forma Information is presented to reflect the issuance of 104.8 million shares of Fort James common stock in exchange for 76.2 million shares of Fort Howard common stock outstanding as of August 13, 1997, utilizing the exchange ratio of 1.375 shares of Fort James common stock for each share of Fort Howard common stock issued and outstanding.

     The Unaudited Pro Forma Information is presented as if the Merger had been consummated as of the beginning of each period presented for the unaudited pro forma condensed combined statements of operations and as of June 29, 1997, for the unaudited pro forma condensed combined balance sheet. James River financial statements are prepared on a 52- or 53- week basis for year end reporting. Fort Howard is on a calendar year end basis of reporting. For ease of reference, all column headings used in the Unaudited Pro Forma Information refer to the period-end date of James River.

     The Unaudited Pro Forma Information gives effect only to the reclassifications and adjustments set forth in the accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements and does not reflect anticipated cost savings and other synergies anticipated as a result of the Merger. The Unaudited Pro Forma Information is not necessarily indicative of the operating results and financial position that might have been achieved had the Merger been consummated on the dates or as of the beginning of each period indicated, nor is it necessarily indicative of operating results and financial position which may occur in the future.

     The Unaudited Pro Forma Information should be read in conjunction with the historical consolidated financial statements of James River and Fort Howard as contained in their respective Annual Reports on Form 10-K and the unaudited consolidated interim financial statements contained in their respective Quarterly Reports on Form 10-Q for the six months ended June 29, 1997, and June 30, 1997.



                                           FORT JAMES CORPORATION
                        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                     (in millions, except per share data)


                                                                  For the Year Ended December 29, 1996
                                                   -------------------------------------------------------------------
                                                                                        Pro Forma           Pro Forma
                                                   James River       Fort Howard       Adjustments           Combined
                                                   -------------------------------------------------------------------
                                                                                         (Note 2)
Net sales                                               $5,971.9         $1,580.8              $54.1 (a)     $7,707.1
                                                                                               100.3 (b)
Cost of goods sold                                       4,483.1            962.3              100.3 (b)      5,564.2
                                                                                                18.5 (c)
Selling and administrative expenses                      1,045.2            142.1               54.1 (a)      1,222.9
                                                                                               (18.5)(c)
Severance and other items (income) expense                  10.7                                                10.7
                                                 ----------------  ---------------   ----------------   --------------
Income  from operations                                    432.9            476.4                               909.3

Interest expense                                           165.4            259.0                               424.4
Other income (expense), net                                 21.6             (2.9)                               18.7
                                                 ----------------  ---------------   ----------------   --------------

Income before income taxes, minority interests,
    and extraordinary item                                 289.1            214.5                               503.6

Income tax expense                                         127.2             43.8                               171.0
                                                 ----------------  ---------------   ----------------   --------------
Income before minority interests and
    extraordinary item                                     161.9            170.7                               332.6

Minority interests                                          (4.6)                                                (4.6)
                                                 ----------------  ---------------   ----------------   --------------

Income before extraordinary item                          $157.3           $170.7                              $328.0
                                                 ================  ===============   ================   ==============

Preferred dividend requirements                            (58.5)                                               (58.5)
                                                 ----------------  ---------------   ----------------   --------------

Income before extraordinary item
    applicable to common shares                            $98.8           $170.7                              $269.5
                                                 ================  ===============   ================   ==============

Income per share before extraordinary item                 $1.15                                                $1.39
                                                 ================                                       ==============

Weighted average number of common
    shares and common share equivalents                     86.0                               107.2 (d)        193.2
                                                =================                    ================   ==============


   The accompanying notes are an integral part of this pro forma information.



                                    FORT JAMES CORPORATION
                   UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                              (in millions, except per share data)



                                                                     For the Year Ended December 31, 1995
                                                     --------------------------------------------------------------------
                                                                                          Pro Forma            Pro Forma
                                                     James River       Fort Howard       Adjustments            Combined
                                                     --------------------------------------------------------------------
                                                                                         (Note 2)
Net sales                                              $7,141.2         $1,620.9                $32.9 (a)        $8,887.9
                                                                                                 92.9 (b)
Cost of goods sold                                      5,585.5          1,139.4                 92.9 (b)         6,835.2
                                                                                                 17.4 (c)
Selling and administrative expenses                     1,080.5            121.4                 32.9 (a)         1,217.4
                                                                                                (17.4)(c)
Severance and other items (income) expense                 51.9                                                      51.9
                                                 ---------------  ---------------  -------------------   -----------------
Income from operations                                    423.3            360.1                                    783.4

Interest expense                                          226.4            309.9                                    536.3
Other income, net                                          40.3              1.7                                     42.0
                                                 ---------------  ---------------  -------------------   -----------------
Income before income taxes, minority interests,
    and extraordinary item                                237.2             51.9                                    289.1
Income tax expense                                        109.4             18.4                                    127.8
                                                 ---------------  ---------------  -------------------   -----------------

Income before minority interests and
    extraordinary item                                    127.8             33.5                                    161.3

Minority interests                                         (1.4)                                                     (1.4)
                                                 ---------------  ---------------  -------------------   -----------------

Income before extraordinary item                         $126.4            $33.5                                   $159.9
                                                 ===============  ===============  ===================   =================

Preferred dividend requirements                           (58.5)                                                    (58.5)
                                                 ---------------  ---------------  -------------------   -----------------

Income before extraordinary item
    applicable to common shares                           $67.9            $33.5                                   $101.4
                                                 ===============  ===============  ===================   =================

Income per share before extraordinary item                 $.81                                                      $.53
                                                 ===============                                         =================

Weighted average number of common
    shares and common share equivalents                    84.1                                 107.2 (d)           191.3
                                                 ===============                   ===================   =================


   The accompanying notes are an integral part of this pro forma information.


                                    FORT JAMES CORPORATION
                   UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                              (in millions, except per share data)



                                                                     For the Year Ended December 25, 1994
                                                     --------------------------------------------------------------------
                                                                                          Pro Forma            Pro Forma
                                                     James River       Fort Howard       Adjustments            Combined
                                                     --------------------------------------------------------------------
                                                                                         (Note 2)
Net sales                                              $5,706.4         $1,274.4                $33.9 (a)        $7,103.7
                                                                                                 89.0 (b)
Cost of goods sold                                      4,734.1            887.3                 89.0 (b)         5,727.1
                                                                                                 16.7 (c)
Selling and administrative expenses                       815.7            110.3                 33.9 (a)           943.2
                                                                                                (16.7)(c)
Severance and other items (income) expense                  9.6                                                       9.6
                                                 ---------------  ---------------  -------------------   -----------------
Income from operations                                    147.0            276.8                                    423.8

Interest expense                                          185.6            337.7                                    523.3
Other income, net                                          28.9              (.1)                                    28.8
                                                 ---------------  ---------------  -------------------   -----------------
Income before income taxes, minority interests,
    and extraordinary item                                 (9.7)           (61.0)                                   (70.7)
Income tax expense                                          4.4            (18.9)                                   (14.5)
                                                 ---------------  ---------------  -------------------   -----------------

Income before minority interests and
    extraordinary item                                    (14.1)           (42.1)                                   (56.2)

Minority interests                                          1.1                                                       1.1
                                                 ---------------  ---------------  -------------------   -----------------

Income before extraordinary item                         $(13.0)          $(42.1)                                  $(55.1)
                                                 ===============  ===============  ===================   =================

Preferred dividend requirements                           (45.8)                                                    (45.8)
                                                 ---------------  ---------------  -------------------   -----------------

Income before extraordinary item
    applicable to common shares                          $(58.8)          $(42.1)                                 $(100.9)
                                                 ===============  ===============  ===================   =================

Income per share before extraordinary item                $(.72)                                                    $(.53)
                                                 ===============                                         =================

Weighted average number of common
    shares and common share equivalents                    81.7                                 107.2 (d)           188.9
                                                 ===============                   ===================   =================


   The accompanying notes are an integral part of this pro forma information.



                                         FORT JAMES CORPORATION
                        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                     (in millions, except per share data)


                                                              For the Six Months Ended June 29, 1997
                                                   -------------------------------------------------------------------
                                                                                        Pro Forma           Pro Forma
                                                   James River       Fort Howard       Adjustments           Combined
                                                   -------------------------------------------------------------------
                                                                                         (Note 2)
Net sales                                               $2,794.3           $812.2              $14.1 (a)     $3,672.1
                                                                                                51.5 (b)
Cost of goods sold                                       2,048.3            454.9               51.5 (b)      2,564.2
                                                                                                 9.5 (c)
Selling and administrative expenses                        501.2             65.4               14.1 (a)        571.2
                                                                                                (9.5)(c)
Severance and other items income                           (57.7)                                               (57.7)
                                                 ----------------  ---------------   ----------------   --------------
Income  from operations                                    302.5            291.9                               594.4

Interest expense                                            75.3            115.0                               190.3
Other income (expense), net                                 12.7             (1.5)                               11.2
                                                 ----------------  ---------------   ----------------   --------------

Income before income taxes, minority interests,
    and extraordinary item                                 239.9            175.4                               415.3

Income tax expense                                         100.8             66.8                               167.6
                                                 ----------------  ---------------   ----------------   --------------
Income before minority interests and
    extraordinary item                                     139.1            108.6                               247.7

Minority interests                                           (.8)                                                 (.8)
                                                 ----------------  ---------------   ----------------   --------------

Income before extraordinary item                          $138.3           $108.6                              $246.9
                                                 ================  ===============   ================   ==============

Preferred dividend requirements                            (16.3)                                               (16.3)
                                                 ----------------  ---------------   ----------------   --------------

Income before extraordinary item
    applicable to common shares                           $122.0           $108.6                              $230.6
                                                 ================  ===============   ================   ==============

Income per share before extraordinary item                 $1.19                                                $1.10
                                                 ================                                       ==============

Weighted average number of common
    shares and common share equivalents                    102.6                               107.2 (d)        209.8
                                                =================                    ================   ==============



   The accompanying notes are an integral part of this pro forma information.



                                    FORT JAMES CORPORATION
                   UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                              (in millions, except per share data)



                                                            For the Six Months Ended June 30, 1996
                                                     --------------------------------------------------------------------
                                                                                          Pro Forma            Pro Forma
                                                     James River       Fort Howard       Adjustments            Combined
                                                     --------------------------------------------------------------------
                                                                                         (Note 2)
Net sales                                              $3,125.6           $788.1                $33.0 (a)        $3,995.6
                                                                                                 48.9 (b)
Cost of goods sold                                      2,359.9            481.8                 48.9 (b)         2,899.6
                                                                                                  9.0 (c)
Selling and administrative expenses                       560.1             67.4                 33.0 (a)           651.5
                                                                                                 (9.0)(c)
Severance and other items expense                          30.4                                                      30.4
                                                 ---------------  ---------------  -------------------   -----------------
Income from operations                                    175.2            238.9                                    414.1

Interest expense                                           88.1            137.0                                    225.1
Other income (expense), net                                 8.4             (1.0)                                     7.4
                                                 ---------------  ---------------  -------------------   -----------------
Income before income taxes, minority interests,
    and extraordinary item                                 95.5            100.9                                    196.4
Income tax expense                                         42.0             37.6                                     79.6
                                                 ---------------  ---------------  -------------------   -----------------

Income before minority interests and
    extraordinary item                                     53.5             63.3                                    116.8

Minority interests                                         (2.5)                                                     (2.5)
                                                 ---------------  ---------------  -------------------   -----------------

Income before extraordinary item                          $51.0            $63.3                                   $114.3
                                                 ===============  ===============  ===================   =================

Preferred dividend requirements                           (29.3)                                                    (29.3)
                                                 ---------------  ---------------  -------------------   -----------------

Income before extraordinary item
    applicable to common shares                           $21.7            $63.3                                    $85.0
                                                 ===============  ===============  ===================   =================

Income per share before extraordinary item                 $.25                                                      $.44
                                                 ===============                                         =================

Weighted average number of common
    shares and common share equivalents                    85.5                                 107.2 (d)           192.7
                                                 ===============                   ===================   =================


   The accompanying notes are an integral part of this pro forma information.


                                             FORT JAMES CORPORATION
                            UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                               (in millions)



                                                                        June 29, 1997
                                              -----------------------------------------------------------------------
                                                                                   Pro Forma             Pro Forma
                                                 James River       Fort Howard    Adjustments             Combined
                                              -----------------------------------------------------------------------

     ASSETS
     Current assets:
       Cash and cash equivalents                      $213.1             $4.1                                  $217.2
       Accounts receivable                             696.5             77.5                                   774.0
       Inventories                                     683.2            150.0                                   833.2
       Deferred income taxes                            77.4             48.0                                   125.4
       Other current assets                             41.4                                                     41.4
                                              ---------------  ---------------  ----------------   -------------------
            Total current assets                     1,711.6            279.6                                 1,991.2

       Property, plant and equipment                 5,781.4          2,092.3                                 7,873.7
       Less accumulated depreciation                 2,249.6            856.1                                 3,105.7
                                              ---------------  ---------------  ----------------   -------------------
             Net property, plant and equipment       3,531.8          1,236.2                                 4,768.0

       Investments in affiliates                       161.5                                                    161.5
       Other assets                                    428.6             70.0                                   498.6
       Goodwill                                        663.8                                                    663.8
                                              ---------------  ---------------  ----------------   -------------------
                 Total assets                       $6,497.3         $1,585.8                                $8,083.1
                                              ===============  ===============  ================   ===================

     LIABILITIES AND SHAREHOLDERS' EQUITY
     Current liabilities:
       Accounts payable                               $502.0           $106.4                                  $608.4
       Accrued liabilities                             570.7            142.4             $50.0 (e)             763.1
       Long term debt, current portion                 126.0              7.0                                   133.0
                                              ---------------  ---------------  ----------------   -------------------
            Total current liabilities                1,198.7            255.8              50.0               1,504.5

       Long-term debt                                1,824.2          2,332.2                                 4,156.4
       Accrued postretirement benefits other
         than pensions                                 457.8             17.4                                   475.2
       Other long-term liabilities                     224.2             31.1                                   255.3
       Deferred income taxes                           488.3            259.5                                   747.8

       Shareholders' equity:
         Preferred stock                               738.4                                                    738.4
         Common shareholders' equity (deficit)       1,565.7         (1,310.2)            (50.0)(e)             205.5
                                              ---------------  ---------------  ----------------   -------------------
            Total shareholders' equity               2,304.1         (1,310.2)            (50.0)                943.9
                                              ---------------  ---------------  ----------------   -------------------
                 Total liabilities and
                    shareholders' equity            $6,497.3         $1,585.8                                $8,083.1
                                              ===============  ===============  ================   ===================


   The accompanying notes are an integral part of this pro forma information.

                    JAMES RIVER AND CONSOLIDATED SUBSIDIARIES
                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION
     The unaudited pro forma condensed combined financial statements reflect the Merger under the pooling-of-interests method of accounting. The unaudited pro forma condensed combined statements of operations for the years ended December 29, 1996 , December 31, 1995, and December 25, 1994, and the six month periods ended June 29, 1997, and June 30, 1996, give effect to the Merger as though it had occurred as of the beginning of each period presented. The unaudited pro forma condensed combined balance sheet as of June 29, 1997, assumes that the Merger had been consummated on that date.

     The unaudited pro forma condensed combined statements of operations exclude: (1) the positive effects of potential cost savings which may be achieved upon combining the resources of the companies; (2) non-recurring transaction costs of approximately $50 million to $60 million, including investment banking, legal and accounting fees and (3) potential interest cost savings as a result of anticipated debt refinancing and a continuation of the combining companies' overall debt reduction programs. Further, James River expects to restructure the combined operations, resulting in additional nonrecurring charges in 1997. The range of amounts of such charges cannot be reasonably estimated until an analysis of the newly combined operations is completed and a detailed restructuring plan is developed.

     Certain amounts in the James River 1996, 1995 and 1994 financial statements have been reclassified to conform to the 1997 presentation.

2. PRO FORMA ADJUSTMENTS
     (a) Represents reclassifications of certain Fort Howard trade promotions and allowances from net sales to selling and administrative expenses to conform to James River's accounting classification.

     (b) Represents reclassifications of Fort Howard customer freight costs from net sales to cost of goods sold to conform to James Rivers accounting classification.

     (c) Represents reclassifications of Fort Howard shipping expenses from selling and administrative expenses to cost of goods sold to conform to James River's accounting classification.

     (d) Represents an adjustment to reflect the combined weighted average number of common shares and common share equivalents of James River and Fort Howard, reflecting the assumed issuance of approximately 104.8 million shares of Fort James common stock in exchange for approximately 76.2 million shares of Fort Howard common stock outstanding as of August 13, 1997, utilizing the exchange ratio of 1.375 shares of Fort James common stock for each share of Fort Howard common stock. The effect of incremental shares to reflect the impact of Fort Howard's stock option plans as of June 29, 1997, was also included because the effect is dilutive on a pro forma basis.

     (e) Reflects an accrual for the minimum of the estimated range of $50 million to $60 million for transaction costs related to the Merger.

3. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER
     The unaudited pro forma condensed combined financial statements assume that the Merger qualifies as a tax-free reorganization for federal income tax purposes.